Exhibit 99.3
Manpower Inc.
Summary of Restated Results - Annual Earnings
December 31, 2009
(In millions, except per share data)

During the fourth quarter of 2009, we determined that our Other EMEA reportable segment prematurely recognized revenues related to a workforce solutions contract.  These revenues were recorded on a cash-basis rather than being deferred and earned over the four-year performance period following the month the services were performed. Accordingly, we have restated our annual and quarterly financial results for 2007, 2008, and the nine months ended September 30, 2009. This restatement has no impact on cash flows and only impacts the timing of when revenues are earned, as total revenues for the contract are expected to remain unchanged. The effects of this restatement on 2009, 2008 and 2007 are as follows:

	Year Ended December 31, 2008
	As
	previously		As
	reported	Adjustment	restated
Revenues from services	$21,552.8	$(15.7)	$21,537.1
Cost of services	17,450.2		17,450.2
Gross profit	4,102.6	(15.7)	4,086.9
Selling and administrative expenses	3,430.3		3,430.3
Goodwill and intangible asset impairment charge	163.1		163.1
Selling and administrative expenses	3,593.4		3,593.4
Operating profit	509.2	(15.7)	493.5
Interest and other expense	50.9		50.9
Earnings before income taxes	458.3	(15.7)	442.6
Provision for income taxes	239.4	(2.3)	237.1
Net earnings	$218.9	$(13.4)	$205.5
Net earnings per share - basic	$2.78	$(0.17)	$2.61
Net earnings per share - diluted	$2.75	$(0.17)	$2.58

	Year Ended December 31, 2007
	As
	previously		As
	reported	Adjustment	restated
Revenues from services	$20,500.3	$(14.2)	$20,486.1
Cost of services	16,651.7		16,651.7
Gross profit	3,848.6	(14.2)	3,834.4
Selling and administrative expenses	3,023.2		3,023.2
Operating profit	825.4	(14.2)	811.2
Interest and other expense	34.2		34.2
Earnings before income taxes	791.2	(14.2)	777.0
Provision for income taxes	306.5	(3.2)	303.3
Net earnings	$484.7	$(11.0)	$473.7
Net earnings per share - basic	$5.83	$(0.13)	$5.70
Net earnings per share - diluted	$5.73	$(0.13)	$5.60

Manpower Inc.
Summary of Restated Results - Quarterly Earnings
December 31, 2009
(In millions, except per share data)

	2009
	Three Months Ended March 31 (a)			Three Months Ended June 30			Three Months Ended September 30			Nine Months Ended September 30
	As			As			As			As
	previously		As	previously		As	previously		As	previously		As
2009	reported	Adjustment	restated	reported	Adjustment	restated	reported	Adjustment	restated	reported	Adjustment	restated
Revenues from services	$3,647.1	$(4.1)	$3,643.0	$3,796.6	$(3.1)	$3,793.5	$4,192.1	$(2.5)	$4,189.6	$11,635.8	$(9.7)	$11,626.1
Cost of services	2,977.3		2,977.3	3,101.2		3,101.2	3,485.5		3,485.5	9,564.0		9,564.0
Gross profit	669.8	(4.1)	665.7	695.4	(3.1)	692.3	706.6	(2.5)	704.1	2,071.8	(9.7)	2,062.1
Selling and administrative expenses	664.3		664.3	673.3		673.3	664.6		664.6	2,002.2		2,002.2
Goodwill and intangible asset impairment charge	-		-	-		-	61.0		61.0	61.0		61.0
Selling and administrative expenses	664.3		664.3	673.3		673.3	725.6		725.6	2,063.2		2,063.2
Operating profit	5.5	(4.1)	1.4	22.1	(3.1)	19.0	(19.0)	(2.5)	(21.5)	8.6	(9.7)	(1.1)
Interest and other expense	11.9		11.9	10.8		10.8	29.3		29.3	52.0		52.0
(Loss) earnings before income taxes	(6.4)	(4.1)	(10.5)	11.3	(3.1)	8.2	(48.3)	(2.5)	(50.8)	(43.4)	(9.7)	(53.1)
Provision for income taxes	(8.7)	-	(8.7)	(8.0)	(0.1)	(8.1)	2.1	(0.1)	2.0	(14.6)	(0.2)	(14.8)
Net earnings (loss)	$2.3	$(4.1)	$(1.8)	$19.3	$(3.0)	$16.3	$(50.4)	$(2.4)	$(52.8)	$(28.8)	$(9.5)	$(38.3)
Net earnings per share - basic	$0.03	$(0.05)	$(0.02)	$0.25	$(0.04)	$0.21	$(0.64)	$(0.03)	$(0.67)	$(0.37)	$(0.12)	$(0.49)
Net earnings per share - diluted	$0.03	$(0.05)	$(0.02)	$0.25	$(0.04)	$0.21	$(0.64)	$(0.03)	$(0.67)	$(0.37)	$(0.12)	$(0.49)

(a) For the three months ended March 31, 2009, our net earnings of $2.3 million as previously reported changed to a net loss of $1.8 million as restated. Therefore, the weighted average shares - diluted for the three months ended 2009 changed from 78.3 million to 78.1 million due to the net loss as the assumed exercise price of stock-based awards had an anitdilutive effect and were excluded from the calculation of weighted average shares - diluted.

	2008
	Three Months Ended March 31			Three Months Ended June 30			Three Months Ended September 30			Three Months Ended December 31
	As			As			As			As
	previously		As	previously		As	previously		As	previously		As
2008	reported	Adjustment	restated	reported	Adjustment	restated	reported	Adjustment	restated	reported	Adjustment	restated
Revenues from services	$5,386.6	$(5.0)	$5,381.6	$5,904.9	$(4.2)	$5,900.7	$5,668.4	$(3.2)	$5,665.2	$4,592.9	$(3.3)	$4,589.6
Cost of services	4,418.9		4,418.9	4,751.3		4,751.3	4,640.8		4,640.8	3,639.2		3,639.2
Gross profit	967.7	(5.0)	962.7	1,153.6	(4.2)	1,149.4	1,027.6	(3.2)	1,024.4	953.7	(3.3)	950.4
Selling and administrative expenses	835.7		835.7	946.3		946.3	843.5		843.5	804.8		804.8
Goodwill and intangible asset impairment charge	-		-	-		-	163.1		163.1	-		-
Selling and administrative expenses	835.7		835.7	946.3		946.3	1,006.6		1,006.6	804.8		804.8
Operating profit	132.0	(5.0)	127.0	207.3	(4.2)	203.1	21.0	(3.2)	17.8	148.9	(3.3)	145.6
Interest and other expense	11.3		11.3	13.9		13.9	13.4		13.4	12.3		12.3
Earnings before income taxes	120.7	(5.0)	115.7	193.4	(4.2)	189.2	7.6	(3.2)	4.4	136.6	(3.3)	133.3
Provision for income taxes	45.2	(1.1)	44.1	86.0	(0.8)	85.2	50.8	(0.3)	50.5	57.4	(0.1)	57.3
Net earnings (loss)	$75.5	$(3.9)	$71.6	$107.4	$(3.4)	$104.0	$(43.2)	$(2.9)	$(46.1)	$79.2	$(3.2)	$76.0
Net earnings per share - basic	$0.95	$(0.05)	$0.90	$1.36	$(0.05)	$1.31	$(0.55)	$(0.04)	$(0.59)	$1.02	$(0.04)	$0.98
Net earnings per share - diluted	$0.94	$(0.05)	$0.89	$1.34	$(0.04)	$1.30	$(0.55)	$(0.04)	$(0.59)	$1.01	$(0.04)	$0.97

	2007
	Three Months Ended March 31			Three Months Ended June 30			Three Months Ended September 30			Three Months Ended December 31
	As			As			As			As
	previously		As	previously		As	previously		As	previously		As
2007	reported	Adjustment	restated	reported	Adjustment	restated	reported	Adjustment	restated	reported	Adjustment	restated
Revenues from services	$4,535.6	$(2.9)	$4,532.7	$5,034.4	$(3.8)	$5,030.6	$5,295.4	$(3.6)	$5,291.8	$5,634.9	$(3.9)	$5,631.0
Cost of services	3,735.6		3,735.6	4,010.3		4,010.3	4,321.0		4,321.0	4,584.8		4,584.8
Gross profit	800.0	(2.9)	797.1	1,024.1	(3.8)	1,020.3	974.4	(3.6)	970.8	1,050.1	(3.9)	1,046.2
Selling and administrative expenses	696.7		696.7	747.1		747.1	752.5		752.5	826.9		826.9
Operating profit	103.3	(2.9)	100.4	277.0	(3.8)	273.2	221.9	(3.6)	218.3	223.2	(3.9)	219.3
Interest and other expense	9.6		9.6	7.7		7.7	9.1		9.1	7.8		7.8
Earnings before income taxes	93.7	(2.9)	90.8	269.3	(3.8)	265.5	212.8	(3.6)	209.2	215.4	(3.9)	211.5
Provision for income taxes	34.2	(0.7)	33.5	108.9	(0.9)	108.0	81.1	(0.8)	80.3	82.3	(0.8)	81.5
Net earnings	$59.5	$(2.2)	$57.3	$160.4	$(2.9)	$157.5	$131.7	$(2.8)	$128.9	$133.1	$(3.1)	$130.0
Net earnings per share - basic	$0.70	$(0.03)	$0.67	$1.90	$(0.03)	$1.87	$1.59	$(0.03)	$1.56	$1.65	$(0.04)	$1.61
Net earnings per share - diluted	$0.69	$(0.03)	$0.66	$1.86	$(0.03)	$1.83	$1.57	$(0.04)	$1.53	$1.63	$(0.04)	$1.59

Manpower Inc.
Summary of Restated Results - Consolidated Balance Sheets
December 31, 2009
(In millions)

	2008			2007
	As			As
	previously		As	previously		As
December 31	reported	Adjustment	restated	reported	Adjustment	restated
ASSETS
Current Assets
Cash and cash equivalents	$874.0		$874.0	$537.5		$537.5
Accounts receivable, less allowance for doubtful accounts	3,629.7		3,629.7	4,478.8		4,478.8
Prepaid expenses and other assets	119.9		119.9	122.2		122.2
Future income tax benefits	66.5		66.5	76.3		76.3
Total current assets	4,690.1	-	4,690.1	5,214.8	-	5,214.8
Other Assets
Goodwill	972.9		972.9	1,045.9		1,045.9
Intangible assets, less accumulated amortization	415.2		415.2	364.8		364.8
Other assets	326.6	4.0	330.6	377.7	2.5	380.2
Total other assets	1,714.7	4.0	1,718.7	1,788.4	2.5	1,790.9
Property and Equipment
Land, buildings, leasehold improvements and equipment	744.0		744.0	760.8		760.8
Less: accumulated depreciation and amortization	530.6		530.6	539.6		539.6
Net property and equipment	213.4	-	213.4	221.2	-	221.2
Total assets	$6,618.2	$4.0	$6,622.2	$7,224.4	$2.5	$7,226.9
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$903.2	$(6.9)	$896.3	$1,014.4	$(3.4)	$1,011.0
Employee compensation payable	213.2		213.2	213.6		213.6
Accrued liabilities	577.9	7.8	585.7	679.4	6.5	685.9
Accrued payroll taxes and insurance	617.5		617.5	724.7		724.7
Value added taxes payable	479.2		479.2	583.7		583.7
Short-term borrowings and current maturities of long-term debt	115.6		115.6	39.7		39.7
Total current liabilities	2,906.6	0.9	2,907.5	3,255.5	3.1	3,258.6
Other Liabilities
Long-term debt	837.3		837.3	874.8		874.8
Other long-term liabilities	390.5	27.5	418.0	424.8	10.4	435.2
Total other liabilities	1,227.8	27.5	1,255.3	1,299.6	10.4	1,310.0
Shareholders' Equity
Preferred stock	-		-	-		-
Common stock	1.0		1.0	1.0		1.0
Capital in excess of par value	2,514.8		2,514.8	2,481.8		2,481.8
Retained earnings	1,201.2	(24.4)	1,176.8	1,040.3	(11.0)	1,029.3
Accumulated other comprehensive income (loss)	(8.9)		(8.9)	257.6		257.6
Treasury stock at cost	(1,224.3)		(1,224.3)	(1,111.4)		(1,111.4)
Total shareholders' equity	2,483.8	(24.4)	2,459.4	2,669.3	(11.0)	2,658.3
Total liabilities and shareholders' equity	$6,618.2	$4.0	$6,622.2	$7,224.4	$2.5	$7,226.9

Manpower Inc.
Summary of Restated Results - Consolidated Statements of Cash Flows
December 31, 2009
(In millions)

	2008			2007
	As			As
	previously		As	previously		As
Year Ended December 31	reported	Adjustment	restated	reported	Adjustment	restated
Cash Flows from Operating Activities
Net earnings	$218.9	$(13.4)	$205.5	$484.7	$(11.0)	$473.7
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	107.1		107.1	99.0		99.0
Non-cash goodwill and intangible impairment charge	163.1		163.1	-		-
Deferred income taxes	(30.5)	(1.5)	(32.0)	25.4	(2.5)	22.9
Provision for doubtful accounts	23.4		23.4	21.8		21.8
Share-based compensation	21.1		21.1	26.0		26.0
Excess tax benefit on exercise of stock options	(0.5)		(0.5)	(4.6)		(4.6)
Change in operating assets and liabilities, excluding the impact of acquisitions:
Accounts receivable	575.0	-	575.0	(316.0)	-	(316.0)
Other assets	2.9		2.9	(3.5)	-	(3.5)
Other liabilities	(288.5)	14.9	(273.6)	99.4	13.5	112.9
Cash provided by operating activities	792.0	-	792.0	432.2	-	432.2
Cash Flows from Investing Activities
Capital expenditures	(93.1)		(93.1)	(91.6)		(91.6)
Acquisitions of businesses, net of cash acquired	(242.0)		(242.0)	(122.8)		(122.8)
Proceeds from the sale of property and equipment	5.9		5.9	12.9		12.9
Cash (used) provided by investing activities	(329.2)		(329.2)	201.5		201.5
Cash Flows from Financing Activities
Net change in short-term borrowings	16.0		16.0	6.1		6.1
Proceeds from long-term debt	233.7		233.7	1.0		1.0
Repayments of long-term debt	(170.7)		(170.7)	(2.2)		(2.2)
Proceeds from stock option and purchase plans	12.2		12.2	35.0		35.0
Excess tax benefit on exercise of stock options	0.5		0.5	4.6		4.6
Repurchases of common stock	(125.4)		(125.4)	(419.2)		(419.2)
Dividends paid	(58.1)		(58.1)	(57.1)		(57.1)
Cash used by financing activities	(91.8)		(91.8)	(431.8)		(431.8)
Effect of exchange rate changes on cash	(34.5)		(34.5)	50.7		50.7
Net increase (decrease) in cash and cash equivalents	336.5		336.5	(150.4)		(150.4)
Cash and cash equivalents, beginning of year	537.5		537.5	687.9		687.9
Cash and cash equivalents, end of year	$874.0		$874.0	$537.5		$537.5
Supplemental Cash Flow Information
Interest paid	$64.8		$64.8	$50.5		$50.5
Income taxes paid	$293.5		$293.5	$248.5		$248.5